Description of the Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Description Of The Business And Summary Of Significant Accounting Policies
Description of the Business and Summary of Significant Accounting Policies
Description of the Business and Summary of Significant Accounting Policies
Business
When used in these notes, the terms "Avon," "Company," "we," "our" or "us" mean Avon Products, Inc.
We are a global manufacturer and marketer of beauty and related products. Our business is conducted primarily in one channel, direct selling. Effective January 1, 2016, our reportable segments are based on geographic operations in four regions: Europe, Middle East & Africa; South Latin America; North Latin America; and Asia Pacific. In addition, we operate our business in North America, which has been presented as discontinued operations for all periods presented and is discussed further below. Our product categories are Beauty and Fashion & Home. Beauty consists of skincare (which includes personal care), fragrance and color (cosmetics). Fashion & Home consists of fashion jewelry, watches, apparel, footwear, accessories, gift and decorative products, housewares, entertainment and leisure products, children’s products and nutritional products. Sales are made to the ultimate consumer principally by independent Representatives.
In December 2015, we entered into definitive agreements with affiliates controlled by Cerberus Capital Management ("Cerberus"), which include a $435 investment in Avon by an affiliate of Cerberus through the purchase of our convertible preferred stock and the separation of the North America business from Avon into a privately-held company that will be majority-owned and managed by an affiliate of Cerberus. Avon will retain approximately 20% ownership in this new privately-held company. The transactions are expected to close concurrently in the first half of 2016. North America was previously its own reportable segment and has been presented as discontinued operations for all periods presented. Refer to Note 3, Discontinued Operations and Divestitures for additional information regarding the investment by an affiliate of Cerberus and the separation of the North America business.
Principles of Consolidation
The consolidated financial statements include the accounts of Avon and our majority and wholly-owned subsidiaries. Intercompany balances and transactions are eliminated.
Use of Estimates
We prepare our consolidated financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America, or GAAP. In preparing these statements, we are required to use estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates and assumptions. On an ongoing basis, we review our estimates, including those related to allowances for sales returns, allowances for doubtful accounts receivable, provisions for inventory obsolescence, the determination of discount rate and other actuarial assumptions for pension and postretirement benefit expenses, restructuring expense, income taxes and tax valuation allowances, share-based compensation, loss contingencies and the evaluation of goodwill, intangible assets, property, plant and equipment and capitalized software for potential impairment.
Foreign Currency
Financial statements of foreign subsidiaries operating in other than highly inflationary economies are translated at year-end exchange rates for assets and liabilities and average exchange rates during the year for income and expense accounts. The resulting translation adjustments are recorded within accumulated other comprehensive income (loss) ("AOCI"). Gains or losses resulting from the impact of changes in foreign currency rates on assets and liabilities denominated in a currency other than the functional currency are recorded in other expense, net.
For financial statements of Avon subsidiaries operating in highly inflationary economies, the United States ("U.S.") dollar is required to be used as the functional currency. At December 31, 2015, Venezuela was the only Avon subsidiary considered to be operating in a highly inflationary economy. Highly inflationary accounting requires monetary assets and liabilities, such as cash, receivables and payables, to be remeasured into U.S. dollars at the current exchange rate at the end of each period with the impact of any changes in exchange rates being recorded in income. We record the impact of changes in exchange rates on monetary assets and liabilities in other expense, net. Similarly, deferred tax assets and liabilities are remeasured into U.S. dollars at the current exchange rates; however, the impact of changes in exchange rates is recorded in income taxes in the Consolidated Statements of Operations. Non-monetary assets and liabilities, such as inventory, property, plant and equipment and prepaid expenses are recorded in U.S. dollars at the historical rates at the time of acquisition of such assets or liabilities.
Venezuela Currency
We account for Venezuela as a highly inflationary economy. In February 2015, the Venezuelan government announced that a new foreign exchange system was created, referred to as the SIMADI exchange ("SIMADI"). SIMADI began operating on February 12, 2015. There are multiple legal mechanisms in Venezuela to exchange currency. As SIMADI represents the rate which better reflects the economics of Avon Venezuela's business activity, in comparison to the other available exchange rates, we concluded that we should utilize the SIMADI exchange rate to remeasure our Venezuelan operations effective February 12, 2015. As a result of the change to the SIMADI rate, which caused the recognition of a devaluation of approximately 70% as compared to the exchange rate we used previously, we recorded an after-tax benefit of $3.4 (a benefit of $4.2 in other expense, net, and a loss of $.8 in income taxes) in the first quarter of 2015, primarily reflecting the write-down of monetary assets and liabilities. In addition, as a result of using the historical U.S. dollar cost basis of non-monetary assets, such as inventories, these assets continued to be remeasured, following the change to the SIMADI rate, at the applicable rate at the time of their acquisition. The remeasurement of non-monetary assets at the historical U.S. dollar cost basis causes a disproportionate expense as these assets are consumed in operations, negatively impacting operating profit and net income by $18.5 during 2015. Also as a result of the change to the SIMADI rate, we determined that an adjustment of $11.4 to cost of sales was needed to reflect certain non-monetary assets, primarily inventories, at their net realizable value, which was recorded in the first quarter of 2015.
In addition, in February 2015, we reviewed Avon Venezuela's long-lived assets to determine whether the carrying amount of the assets was recoverable. Based on our expected cash flows associated with the asset group, we determined that the carrying amount of the assets, carried at their historical U.S. dollar cost basis, was not recoverable. As such, an impairment charge of $90.3 to selling, general and administrative expenses was recorded to reflect the write-down of the long-lived assets to their estimated fair value of $15.7, which was recorded in the first quarter of 2015. The fair value of Avon Venezuela's long-lived assets was determined using both market and cost valuation approaches. The valuation analysis performed required several estimates, including market conditions and inflation rates.
In February 2014, the Venezuelan government announced a foreign exchange system which began operating on March 24, 2014, referred to as the SICAD II exchange ("SICAD II"). As SICAD II represented the rate which better reflected the economics of Avon Venezuela's business activity, in comparison to the other available exchange rates, we concluded that we should utilize the SICAD II exchange rate to remeasure our Venezuelan operations effective March 31, 2014. As a result of the change to the SICAD II rate, which caused the recognition of a devaluation of approximately 88% as compared to the official exchange rate we used previously, we recorded an after-tax loss of $41.8 ($53.7 in other expense, net, and a benefit of $11.9 in income taxes) in the first quarter of 2014, primarily reflecting the write-down of monetary assets and liabilities. In addition, as a result of using the historical U.S. dollar cost basis of non-monetary assets, such as inventories, these assets continued to be remeasured, following the change to the SICAD II rate, at the applicable rate at the time of their acquisition. The remeasurement of non-monetary assets at the historical U.S. dollar cost basis causes a disproportionate expense as these assets are consumed in operations, negatively impacting operating profit and net income by $21.4 during 2014. Also as a result, we determined that an adjustment of $115.7 to cost of sales was needed to reflect certain non-monetary assets, primarily inventories, at their net realizable value, which was recorded in the first quarter of 2014.
Effective February 13, 2013, the Venezuelan government devalued its currency by approximately 32% and as such we recorded an after-tax loss of $50.7 ($34.1 in other expense, net, and $16.6 in income taxes) in the first quarter of 2013, primarily reflecting the write-down of monetary assets and liabilities and deferred tax benefits. In addition, as a result of using the historical U.S. dollar cost basis of non-monetary assets, such as inventories, acquired prior to the devaluation, operating profit and net loss during 2013 were negatively impacted by $49.6.
Revenue Recognition
Net sales primarily include sales generated as a result of Representative orders less any discounts, taxes and other deductions. We recognize revenue upon delivery, when both title and the risks and rewards of ownership pass to the independent Representatives, who are our customers. Our internal financial systems accumulate revenues as orders are shipped to the Representative. Since we report revenue upon delivery, revenues recorded in the financial system must be reduced for an estimate of the financial impact of those orders shipped but not delivered at the end of each reporting period. We use estimates in determining the adjustments to revenue and operating profit for orders that have been shipped but not delivered as of the end of the period. These estimates are based on daily sales levels, delivery lead times, gross margin and variable expenses. We also record a provision for estimated sales returns based on historical experience with product returns. In addition, we estimate an allowance for doubtful accounts on receivable balances based on an analysis of historical data and current circumstances.
Other Revenue
Other revenue is primarily comprised of shipping and handling and order processing fees billed to Representatives.
Cash and Cash Equivalents
Cash equivalents are stated at cost plus accrued interest, which approximates fair value. Cash equivalents are generally high-quality, short-term money market instruments with an original maturity of three months or less and consist of time deposits with a number of U.S. and non-U.S. commercial banks and money market fund investments.
Inventories
Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. We classify inventory into various categories based upon its stage in the product life cycle, future marketing sales plans and the disposition process. We assign a degree of obsolescence risk to products based on this classification to determine the level of obsolescence provision.
Prepaid Brochure Costs
Costs to prepare brochures are initially deferred to prepaid expenses and other and are expensed to selling, general and administrative expenses over the campaign length. In addition, fees charged to Representatives for brochures are initially deferred and presented as a reduction to prepaid expenses and other and are recorded as a reduction to selling, general and administrative expenses over the campaign length. The campaign length is typically three to four weeks for most markets.
Brochure costs and associated fees that are presented as prepaid expenses and other were $25.8 at December 31, 2015 and $27.8 at December 31, 2014. Additionally, paper stock is purchased in advance of creating the brochures. Prepaid expenses and other include paper supply of $3.8 at December 31, 2015 and $6.2 at December 31, 2014.
Brochure costs expensed to selling, general and administrative expenses amounted to $256.6 in 2015, $309.4 in 2014 and $348.0 in 2013. The fees charged to Representatives recorded as a reduction to selling, general and administrative expenses amounted to $141.9 in 2015, $173.2 in 2014 and $188.1 in 2013.
Property, Plant and Equipment
Property, plant and equipment are stated at cost and are depreciated using a straight-line method over the estimated useful lives of the assets. The estimated useful lives generally are as follows: buildings, 45 years; land improvements, 20 years; machinery and equipment, 15 years; and office equipment, five to ten years. Leasehold improvements are depreciated over the shorter of the lease term or the estimated useful life of the asset. Upon disposal of property, plant and equipment, the cost of the assets and the related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in earnings. Costs associated with repair and maintenance activities are expensed as incurred. We evaluate our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. See above for more information on Avon Venezuela's long-lived assets.
We capitalize interest on borrowings during the active construction period of major capital projects. Capitalized interest is added to the cost of the related asset and depreciated over the useful life of the related asset. We did not capitalize any interest in 2015, 2014 or 2013.
Capitalized Software
Certain systems development costs related to the purchase, development and installation of computer software are capitalized and amortized over the estimated useful life of the related project, generally not to exceed five years. Costs incurred prior to the development stage, as well as maintenance, training costs, and general and administrative expenses are expensed as incurred. The other assets balance included unamortized capitalized software costs of $82.4 at December 31, 2015 and $91.6 at December 31, 2014. The amortization expense associated with capitalized software was $31.0, $44.8 and $50.8 for the years ended December 31, 2015, 2014 and 2013, respectively.
Capitalized software is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If such a change in circumstances occurs, the related estimated future pre-tax undiscounted cash flows expected to result from the use of the asset and its eventual disposition are compared to the carrying amount. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. The fair value of the asset is determined using revenue and cash flow projections, and royalty and discount rates, as appropriate.
Goodwill and Intangible Assets
Goodwill is not amortized and is assessed for impairment annually during the fourth quarter or on the occurrence of an event that indicates impairment may have occurred, at the reporting unit level. A reporting unit is the operating segment, or a component, which is one level below that operating segment. Components are aggregated as a single reporting unit if they have similar economic characteristics. When testing goodwill for impairment, we perform either a qualitative or quantitative assessment for each of our reporting units. Factors considered in the qualitative analysis include macroeconomic conditions, industry and market considerations, cost factors and overall financial performance specific to the reporting unit. If the qualitative analysis results in a more likely than not probability of impairment, the first quantitative step, as described below, is required.
The quantitative test to evaluate goodwill for impairment is a two-step process. In the first step, we compare the fair value of a reporting unit to its carrying value. If the fair value of a reporting unit is less than its carrying value, we perform a second step to determine the implied fair value of the reporting unit’s goodwill. The second step of the impairment analysis requires a valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of the purchase price in a business combination. If the resulting implied fair value of the reporting unit’s goodwill is less than its carrying value, that difference represents an impairment.
The impairment analysis performed for goodwill requires several estimates in computing the estimated fair value of a reporting unit. We typically use a discounted cash flow ("DCF") approach to estimate the fair value of a reporting unit, which we believe is the most reliable indicator of fair value of this business, and is most consistent with the approach that we would generally expect a marketplace participant would use. In estimating the fair value of our reporting units utilizing a DCF approach, we typically forecast revenue and the resulting cash flows for periods of five to ten years and include an estimated terminal value at the end of the forecasted period. When determining the appropriate forecast period for the DCF approach, we consider the amount of time required before the reporting unit achieves what we consider a normalized, sustainable level of cash flows. The estimation of fair value utilizing a DCF approach includes numerous uncertainties which require significant judgment when making assumptions of expected growth rates and the selection of discount rates, as well as assumptions regarding general economic and business conditions, and the structure that would yield the highest economic value, among other factors.
Indefinite-lived intangible assets are not amortized, but rather are assessed for impairment annually during the fourth quarter or on the occurrence of an event that indicates impairment may have occurred. When testing indefinite-lived intangible assets for impairment, we perform either a qualitative or quantitative assessment. If the qualitative analysis results in a more likely than not probability of impairment, a quantitative assessment is required. The quantitative test to evaluate indefinite-lived intangible assets for impairment compares the fair value of the intangible asset to its carrying value. If the fair value of the asset is less than its carrying value, that difference represents an impairment. The impairment analysis performed for indefinite-lived intangible asset requires several estimates in computing the estimated fair value of the asset. We use a risk-adjusted DCF model under the relief-from-royalty method.
Finite-lived intangible assets are amortized using a straight-line method over their estimated useful lives. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If such a change in circumstances occurs, the related estimated future pre-tax undiscounted cash flows expected to result from the use of the asset and its eventual disposition are compared to the carrying amount. If the sum of the expected cash flows is less than the carrying amount, an impairment charge is recorded. The impairment charge is measured as the amount by which the carrying amount exceeds the fair value of the asset. The fair value of the asset is determined using probability weighted expected cash flow estimates, quoted market prices when available and appraisals, as appropriate.
If applicable, the impairment testing would be performed in the following order: indefinite-lived intangible assets, finite-lived intangible assets, and then goodwill.
See Note 16, Goodwill and Intangible Assets for more information on China and Egypt.
Financial Instruments
We use derivative financial instruments, including forward foreign currency contracts, to manage foreign currency exposures.
If applicable, derivatives are recognized on the Consolidated Balance Sheets at their fair values. When we become a party to a derivative instrument and intend to apply hedge accounting, we designate the instrument, for financial reporting purposes, as a fair value hedge, a cash flow hedge, or a net investment hedge. The accounting for changes in fair value (gains or losses) of a derivative instrument depends on whether we had designated it and it qualified as part of a hedging relationship and further, on the type of hedging relationship. We apply the following:

•
Changes in the fair value of a derivative that is designated as a fair value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk are recorded in earnings.

•
Changes in the fair value of a derivative that is designated as a cash flow hedge are recorded in AOCI to the extent effective and reclassified into earnings in the same period or periods during which the transaction hedged by that derivative also affects earnings.

•
Changes in the fair value of a derivative that is designated as a hedge of a net investment in a foreign operation are recorded in foreign currency translation adjustments within AOCI to the extent effective as a hedge.

•	Changes in the fair value of a derivative that is not designated as a hedging instrument are recognized in earnings in other expense, net in the Consolidated Statements of Operations.
Realized gains and losses on a derivative are reported in the Consolidated Statements of Cash Flows consistent with the nature of the underlying hedged item.
For derivatives designated as hedges, we assess, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Highly effective means that cumulative changes in the fair value of the derivative are between 80% and 125% of the cumulative changes in the fair value of the hedged item. The ineffective portion of a derivative’s gain or loss, if any, is recorded in earnings in other expense, net in the Consolidated Statements of Operations. In addition, when we determine that a derivative is not highly effective as a hedge, hedge accounting is discontinued. When it is probable that a hedged forecasted transaction will not occur, we discontinue hedge accounting for the affected portion of the forecasted transaction, and reclassify gains or losses that were accumulated in AOCI to earnings in other expense, net in the Consolidated Statements of Operations.
Deferred Income Taxes
Deferred income taxes have been provided on items recognized for financial reporting purposes in different periods than for income tax purposes using tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided to reduce our deferred tax assets to an amount that is "more likely than not" to be realized. The ultimate realization of our deferred tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible or before our net operating loss and tax credit carryforwards expire. See Note 7, Income Taxes for more information.
Uncertain Tax Positions
We recognize the benefit of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. We record interest expense and penalties payable to relevant tax authorities in income taxes in the Consolidated Statements of Operations.
Selling, General and Administrative Expenses
Selling, general and administrative expenses include costs associated with selling; marketing; and distribution activities, including shipping and handling costs; advertising; net brochure costs; research and development; information technology; and other administrative costs, including finance, legal and human resource functions.
Shipping and Handling
Shipping and handling costs are expensed as incurred and amounted to $538.8 in 2015, $695.8 in 2014 and $784.5 in 2013.
Advertising
Advertising costs, excluding brochure preparation costs, are expensed as incurred and amounted to $128.0 in 2015, $166.4 in 2014 and $174.3 in 2013.
Research and Development
Research and development costs are expensed as incurred and amounted to $61.9 in 2015, $64.7 in 2014 and $66.9 in 2013. Research and development costs include all costs related to the design and development of new products such as salaries and benefits, supplies and materials and facilities costs.
Share-based Compensation
All share-based payments to employees are recognized in the financial statements based on their fair value at the date of grant. If applicable, we use a Monte-Carlo simulation to calculate the fair value of performance restricted stock units with market conditions and a Black-Scholes-Merton option-pricing model to calculate the fair value of options.
Restructuring Expense
We record the estimated expense for our restructuring initiatives when such costs are deemed probable and estimable, when approved by the appropriate corporate authority and by accumulating detailed estimates of costs for such plans. These expenses include the estimated costs of employee severance and related benefits, impairment or accelerated depreciation of property, plant and equipment and capitalized software, and any other qualifying exit costs. Such costs represent our best estimate, but require assumptions about the programs that may change over time, including attrition rates. Estimates are evaluated periodically to determine whether an adjustment is required.
Pension and Postretirement Expense
Pension and postretirement expense is determined based on a number of actuarial assumptions, which are generally reviewed and determined on an annual basis. These assumptions include discount rates, hybrid plan maximum interest crediting rates and expected rate of return on plan assets, rate of compensation increase of plan participants, interest cost, health care cost trend rates, benefits earned, mortality rates, the number of participants and certain demographics and other factors. Actual results that differ from assumptions are accumulated and amortized to expense over future periods and, therefore, generally affect recognized expense in future periods. We are required, among other things, to recognize the funded status of pension and other postretirement benefit plans on the Consolidated Balance Sheets. Each overfunded plan is recognized as an asset and each underfunded plan is recognized as a liability. The recognition of prior service costs or credits and net actuarial gains or losses, as well as subsequent changes in the funded status, are recognized as components of AOCI, net of tax, in shareholders’ equity, until they are amortized as a component of net periodic benefit cost. We recognize prior service costs or credits and actuarial gains and losses beyond a 10% corridor to earnings based on the estimated future service period of the participants. The determination of the 10% corridor utilizes a calculated value of plan assets for our more significant plans, whereby gains and losses are smoothed over three- and five-year periods. We use a December 31 measurement date for all of our employee benefit plans.
Contingencies
We determine whether to disclose and/or accrue for loss contingencies based on an assessment of whether the risk of loss is remote, reasonably possible or probable. We record loss contingencies when it is probable that a liability has been incurred and the amount of loss is reasonably estimable.
Revisions
We revised our Consolidated Statements of Cash Flows to correct the presentation of certain financing activities, specifically a decrease of $65.6 in repayment of debt, a decrease of $70.0 in proceeds from debt, and an increase of $4.4 in debt, net for the year ended December 31, 2014. This revision did not impact cash flows from operating activities, our Consolidated Statements of Operations, our Consolidated Statements of Comprehensive Income (Loss) or our Consolidated Balance Sheets. We determined that the effect of this revision was not material to any of our previously issued financial statements.
Out-of-Period Items
During 2015, we recorded out-of-period adjustments which decreased income from continuing operations by approximately $8 before tax (approximately $14 after tax). We evaluated the total out-of-period adjustments impacting 2015, both individually and in the aggregate, in relation to the quarterly and annual periods in which they originated and the annual period in which they were corrected, and concluded that these adjustments were not material to the consolidated annual financial statements for all impacted periods.
During 2014, we recorded out-of-period adjustments in our South Latin America segment (primarily related to revenue and selling, general and administrative expenses) which increased income from continuing operations by approximately $15 before tax. The total out-of-period adjustments increasing income from continuing operations during 2014 was approximately $13 before tax (approximately $6 after tax), and the total out-of-period adjustments decreasing income from discontinued operations during 2014 was approximately $7 after tax. We evaluated the total out-of-period adjustments impacting 2014, both individually and in the aggregate, in relation to the quarterly and annual periods in which they originated and the annual period in which they were corrected, and concluded that these adjustments were not material to the consolidated annual financial statements for all impacted periods.
Earnings (Loss) per Share
We compute earnings (loss) per share ("EPS") using the two-class method, which is a earnings (loss) allocation formula that determines earnings (loss) per share for common stock and participating securities. Our participating securities are our grants of restricted stock and restricted stock units, which contain non-forfeitable rights to dividend equivalents. We compute basic EPS by dividing net income (loss) allocated to common shareholders by the weighted-average number of shares outstanding during the year. Diluted EPS is calculated to give effect to all potentially dilutive common shares that were outstanding during the year.
For each of the three years ended December 31 the components of basic and diluted EPS were as follows:

(Shares in millions)	2015	2014	2013
Numerator from continuing operations:
(Loss) income from continuing operations less amounts attributable to noncontrolling interests	$(799.8)	$(348.1)	$63.0
Less: Loss (income) allocated to participating securities	10.9	4.2	(.6)
(Loss) income from continuing operations allocated to common shareholders	(788.9)	(343.9)	62.4
Numerator from discontinued operations:
Loss from discontinued operations less amounts attributable to noncontrolling interests	$(349.1)	$(40.5)	$(119.4)
Less: Loss allocated to participating securities	4.7	.6	1.2
Loss from discontinued operations allocated to common shareholders	(344.4)	(39.9)	(118.2)
Numerator attributable to Avon:
Loss attributable to Avon less amounts attributable to noncontrolling interests	$(1,148.9)	$(388.6)	$(56.4)
Less: Loss allocated to participating securities	15.7	4.7	.6
Loss attributable to Avon allocated to common shareholders	(1,133.2)	(383.9)	(55.8)
Denominator:
Basic EPS weighted-average shares outstanding	435.2	434.5	433.4
Diluted effect of assumed conversion of stock options	—	—	.8
Diluted EPS adjusted weighted-average shares outstanding	435.2	434.5	434.2
(Loss) Income per Common Share from continuing operations:
Basic	$(1.81)	$(.79)	$.14
Diluted	(1.81)	(.79)	.14
Loss per Common Share from discontinued operations:
Basic	$(.79)	$(.09)	$(.27)
Diluted	(.79)	(.09)	(.27)
Loss per Common Share attributable to Avon:
Basic	$(2.60)	$(.88)	$(.13)
Diluted	(2.60)	(.88)	(.13)

Amounts in the table above may not necessarily sum due to rounding.
During the years ended December 31, 2015 and 2014, we did not include stock options to purchase 12.7 million shares and 18.0 million shares of Avon common stock, respectively, in the calculations of diluted EPS as we had a loss from continuing operations, net of tax and the inclusion of these shares would decrease the net loss per share. Since the inclusion of such shares would be anti-dilutive, these are excluded from the calculation. During the year ended December 31, 2013, we did not include stock options to purchase 17.5 million shares of Avon common stock in the calculation of diluted EPS because the exercise prices of those options were greater than the average market price, and therefore, their inclusion would be anti-dilutive.